Supplement dated July 31, 2025, to the Prospectus dated May 1, 2025, for

Protective Aspirations Variable Annuity contracts

Issued by Protective Life Insurance Company

Protective Variable Annuity Separate Account

This Supplement amends certain information in your variable annuity contract prospectus. Please read this Supplement carefully and keep it with your prospectus for future reference. You may obtain a current prospectus by visiting www.protective.com/productprospectus or by calling 1-800-456-6330.

The “SecurePay NH: Increased AWA Because of Confinement in Nursing Home” section is amended as follows:

The SecurePay NH (Nursing Home Enhancement) is available in South Dakota. Any reference to South Dakota regarding availability is deleted.

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If you have any questions regarding this supplement, please work with your financial professional or contact us toll free at 1-800-456-6330.